Litigation Matter	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Litigation Matter [Text Block]
18.	Litigation Matter –

On March 26, 2010, the Company and all of the then-current members of its Board of Directors, among others, were sued by our former Chief Financial Officer and another former member of management, Messrs. Steven Staehr and David Stueve, respectively. In that lawsuit, the plaintiffs have alleged, among other things, that our Board of Directors breached certain of their fiduciary duties primarily in connection with the sale by WERCS of its capital stock in the Company to WCR, LLC. The complaint seeks injunctive and declaratory relief and unspecified money damages. The Company believes the claims are without merit. After the filing of the lawsuit, the Company removed the lawsuit to federal court and the plaintiffs sought to remand the case back to state court. On October 26, 2010, the plaintiffs’ motion to remand the case to state court was denied by the federal court. On July 6, 2011, the U.S. District Court for the District of Minnesota granted the Company’s motion to dismiss the action brought by Messrs. Steven Staehr and David Stueve. The lawsuit was dismissed without prejudice. The Company obtained a full and complete release from Steven Staehr pursuant to a Stock Redemption Agreement entered into on March 1, 2012, effective as of February 28, 2012. The redemption transaction contemplated by the agreement was consummated on March 12, 2012.